FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-40771

COMSTOCK FUNDS, INC. (the “Company”)

COMSTOCK CAPITAL VALUE FUND (the “Fund”)

Supplement dated May 23, 2016, to the Fund’s Prospectus for Class A Shares, Class C Shares and Class R Shares dated August 28, 2015

On May 17, 2016, the Fund’s Board of Directors approved the renaming of Class R shares to Class I shares. Effective May 23, 2016, all references to Class R shares should be replaced with Class I shares in the prospectus for Class A shares, Class C shares, and Class R shares (“Prospectus”). The following changes to the Prospectus should be noted.

The second paragraph in the “Purchase and Sale of Fund Shares” section starting on page 7 of the Prospectus should be replaced with the following:

“Generally, the minimum initial investment for Class I shares is at least $500,000. However, this minimum initial investment is waived for employee benefit plans with assets of at least $50 million.”

The final sentence in the first paragraph of the “Class of Shares” section starting on page 14 of the Prospectus should be replaced with the following:

“Class I shares are available to investors with a minimum investment of $500,000 and purchasing shares directly through G.distributors, the Fund’s distributor (“G.distributors” or the “Distributor”), or brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The minimum is waived for employee benefit plans with assets of at least $50 million. The Distributor or its affiliates may, in their discretion, accept investments in Class I shares from purchasers that do not meet the qualification requirements.”

The final sentence in the first paragraph of the “Class of Shares” section on page 14 of the Prospectus should be replaced with the following:

“Class I shares have no sales charges.”

The final bullet point following the third paragraph in the “Class of Shares” section on page 14 of the Prospectus should be replaced with the following:

“ • Whether you qualify to purchase Class I shares (direct institutional purchases of $500,000 or more).”

The paragraph following the subheading “Class R Shares” on page 18 in the “Classes of Shares” section of the Prospectus should be replaced with the following:

“Class I shares have no sales charges and no distribution or service fees, but are only available to investors with a minimum investment of $500,000 and purchasing shares directly through G.distributors, or brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The minimum is waived for employee benefit plans with assets of at least $50 million. The Distributor or its affiliates may, in their discretion, accept investments in Class I shares from purchasers that do not meet the qualification requirements.”

The following paragraph should immediately precede the second paragraph found under the subheading “Minimum Investments” in the “Purchase of Shares” section on page 20 of the Prospectus:

“Your minimum initial investment for Class I shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million. The Distributor or its affiliates may, in their discretion, accept investments in Class I shares from purchasers that do not meet the minimum requirement.”

The following paragraph should be added to the end of the “Purchase of Shares” section on page 22 of the Prospectus:

“Voluntary Conversion. Shareholders may be able to convert shares to Class I shares of the Fund, which have a lower expense ratio, provided certain conditions are met. For Class A and C, this conversion feature is intended for shares held through a financial intermediary offering a fee based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instances, Class A or Class C shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Under current interpretation of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion to Class I shares generally should not be treated as a taxable event. Please contact your tax advisor for additional information. Not all share classes are available through all financial intermediaries. If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.”

Please retain this Supplement with your Prospectus for reference.